AMSOUTHFUNDS

                               1900 FIFTH AVENUE
                           NORTH BIRMINGHAM, AL 35203

                              IMPORTANT PROXY NEWS


                        SPECIAL MEETING OF SHAREHOLDERS
                             ON SEPTEMBER 22, 2005


Dear Shareholder:

Recently, we distributed proxy material regarding the Special Meeting of Shareholders of the AmSouth Mutual Funds. This meeting is scheduled for September 22, 2005 at 9:00 a.m. Central Daylight Time at the offices of AmSouth Bank, AmSouth Center, 1900 Fifth Avenue North, Birmingham, AL 35203. Our records indicate that we have not yet received your voting instructions.

                        YOUR VOTE IS NEEDED IMMEDIATELY!

You are being asked to approve an Agreement and Plan of Reorganization. Your Fund's Board of Trustees has approved the proposal as detailed in the combined Proxy statement/ Prospectus and recommends that you vote "FOR" the proposal. We urge you to act promptly in order to help us obtain a sufficient number of votes, avoid the cost of additional solicitation and the possibility of a meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions before Thursday, September 22, 2005.

For your convenience, please utilize one of the easy methods below to register your vote:

1. BY PHONE. Please call toll-free at 1-800-819-0052 and ask for extension 1922. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. and Saturday from 10:00 a.m. to 4:00 p.m. Eastern Time.

2. BY INTERNET. Visit www.proxyweb.com and enter the 14-digit control number located on your proxy card.

3. BY TOUCH-TONE PHONE. Dial the toll-free number found on your proxy card and follow the simple instructions.

While you may return your executed proxy in the enclosed postage paid envelope, please try to utilize one of the options above to ensure that your vote is received in time for the Meeting.

                   WE NEED YOUR HELP! PLEASE VOTE TODAY! [REG]

                                  AMSOUTHFUNDS

                               1900 FIFTH AVENUE
                           NORTH BIRMINGHAM, AL 35203

                              IMPORTANT PROXY NEWS


                        SPECIAL MEETING OF SHAREHOLDERS
                             ON SEPTEMBER 22, 2005


Dear Shareholder:

Recently, we distributed proxy material regarding the Special Meeting of Shareholders of the AmSouth Mutual Funds. This meeting is scheduled for September 22, 2005 at 9:00 a.m. Central Daylight Time at the offices of AmSouth Bank, AmSouth Center, 1900 Fifth Avenue North, Birmingham, AL 35203. Our records indicate that we have not yet received your voting instructions.

                        YOUR VOTE IS NEEDED IMMEDIATELY!

You are being asked to approve an Agreement and Plan of Reorganization. Your Fund's Board of Trustees has approved the proposal as detailed in the combined Proxy statement/ Prospectus and recommends that you vote "FOR" the proposal. We urge you to act promptly in order to help us obtain a sufficient number of votes, avoid the cost of additional solicitation and the possibility of a meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions before Thursday, September 22, 2005.

For your convenience, please utilize one of the easy methods below to register your vote:

1. BY PHONE. Please call toll-free at 1-800-819-0052 and ask for extension 1922. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. and Saturday from 10:00 a.m. to 4:00 p.m. Eastern Time.

2. BY INTERNET. Visit www.proxyvote.com and enter the 12-digit control number located on your proxy card.

3. BY TOUCH-TONE PHONE. Dial the toll-free number found on your proxy card and follow the simple instructions.

While you may return your executed proxy in the enclosed postage paid envelope, please try to utilize one of the options above to ensure that your vote is received in time for the Meeting.

                  WE NEED YOUR HELP! PLEASE VOTE TODAY! [NOBO]